EXHIBIT 10

                      Consents of Independent Auditors and
                 Independent Registered Public Accounting Firms

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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-118237 of Carillon Account on Form N-4 of our report dated March 28, 2007, on the statutory financial statements of The Union Central Life Insurance Company appearing in the Statement of Additional Information which is incorporated by reference in such Registration Statement, and to the reference to us under the heading "Independent Auditors and Registered Public Accounting Firms" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
August 17, 2007


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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-118237 of Carillon Account on Form N-4 of our report dated March 28, 2007, on the financial statements of Carillon Account appearing in the Statement of Additional Information which is incorporated by reference in such Registration Statement, and to the reference to us under the heading "Independent Auditors and Registered Public Accounting Firms" in such Statement of Additional Information.

/s/ Deloitte &Touche LLP

Lincoln, Nebraska
August 17, 2007
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            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Auditors and Registered Public Accounting Firms" and to the use of our reports pertaining to the statutory-basis financial statements of The Union Central Life Insurance Company and the financial statements of Carillon Account dated February 3, 2006 and March 31, 2006, respectively, included in the Statement of Additional Information of Carillon Account which is incorporated by reference in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 333-118237) for the registration of its "Advantage VA III" Flexible Premium Deferred Variable Annuity.

                                                  /s/ Ernst & Young LLP

Cincinnati, Ohio
August 15, 2007